UNITED   STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 20, 2008

CHINA SHENGHUO PHARMACEUTICAL HOLDINGS, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction   of Incorporation)

000-51477	20-2903562
(Commission File Number)	(IRS Employer Identification No.)

No. 2, Jing You Road
Kunming National Economy &
Technology Developing District
People’s Republic of China 650217	N/A
(Address of Principal Executive Offices)	(Zip Code)

0086-871-728-2628
( Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02      Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On August 20, 2008, China Shenghuo Pharmaceutical Holdings, Inc. (the “Company”) issued a press release announcing that the filing of its Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2008 (the “Second Quarter 10-Q”) would be delayed beyond the filing deadline. The Company had previously filed with the Securities and Exchange Commission, on August 13, 2008, a Form 12b-25 Notification of Late Filing, stating that the Company’s Second Quarter 10-Q would not be filed by its due date, August 14, 2008.

This delay is due to a pending internal investigation being conducted by the Audit Committee of the Board of Directors (the “Audit Committee”), based on preliminary information received from Hansen, Barnett & Maxwell, P.C., the independent registered public accounting firm of the Company (“HBM”), regarding errors in the accounting for certain sales representative commission advances and trade receivables, the Company’s internal controls, the Company’s personnel involved and related matters. The Audit Committee intends to engage independent counsel to assist in the investigation. The Company currently anticipates completing the investigation and addressing any accounting or other corrective action deemed appropriate, including adjustments to its fiscal periods ended June 30, September 30, and December 31, 2007 and fiscal quarter ended March 31, 2008 results of operations, within the next two months. The Company currently anticipates that, pending conclusion of the investigation, the Company will restate its financial statements for its fiscal periods ended June 30, September 30, and December 31, 2007 and fiscal quarter ended March 31, 2008.

At a meeting of the Audit Committee held on August 20, 2008, HBM advised the Audit Committee that due to errors in the accounting for certain sales representative commission advances and trade receivables, no further reliance should be placed on (1) the previously filed financial statements and related audit report dated March 28, 2008 contained in the Company’s Form 10-KSB for the fiscal year ended December 31, 2007, as amended and (2) previously filed financial statements for any of the interim periods contained in the Company’s Forms 10-QSB and 10-Q for the fiscal quarters ended June 30, 2007, September 30, 2007 and March 31, 2008.

The Audit Committee has discussed the matters disclosed under this Item 4.02(b) with HBM prior to filing this Report on Form 8-K and has furnished HBM with a copy of the disclosures the Company is making in response to this Item 4.02. HBM’s confirming letter is attached to this Current Report on Form 8-K as Exhibit 7.

A copy of the August 20, 2008 press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and the information therein is incorporated herein by reference.

Item 9.01      Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description
7	Letter from Hansen, Barnett & Maxwell, P.C., dated August 22, 2008
99.1	Press Release, dated August 20, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA SHENGHUO PHARMACEUTICAL HOLDINGS, INC.
Date: August 22, 2008
	By:	/s/ Gui Hua Lan
Name: Gui Hua Lan
Title: Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
7	Letter from Hansen, Barnett & Maxwell, P.C., dated August 22, 2008
99.1	Press Release, dated August 20, 2008